PAGE 1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 3 TO

                                    FORM S-6

                                FILE NO. 33-10334

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.  Exact name of trust:                    IDS Life of New York Account 7

B.  Name of depositor:               IDS LIFE INSURANCE COMPANY OF NEW YORK

C. Complete address of depositor's principal executive offices:

                           20 Madison Avenue Extension
                                    Box 5144
                             Albany, New York 12205

D.  Name and complete address of agent for service:

                     Mary Ellyn Minenko, Esq.
              IDS Life Insurance Company of New York
                          IDS Tower 10
                Minneapolis, Minnesota  55440-0010

E.   Title and amount of securities being registered:

        Single Premium Variable Life Insurance Policy

F. Proposed maximum aggregate offering price to the public of the securities being registered:

        Registration of indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.   Amount of filing fee:

        Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on or about February 14, 1997.

H.      Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

____immediately upon filing pursuant to paragraph (b)
  X on April 30, 1997 pursuant to paragraph (b)
____60 days after filing pursuant to paragraph  (a)(1)
____on (date) pursuant to paragraph (a)(1) of Rule 485
____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PAGE 2
The  prospectus   consisting  of  34  pages  is  incorporated  by  reference  to
Registrant's Post-Effective Amendment No. 1 filed on or about April 25, 1988.

Annual Financial Information


Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 7 for Single Premium Variable Life Insurance as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the N95 subaccount which is for the year ended December 31, 1994 and the period January 1, 1995 to November 15, 1995 (date of maturity of securities in the Trust). These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 7 for Single Premium Variable Life Insurance at December 31, 1996 and the individual and combined results of their operations and the changes in their net assets for the periods described above in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP
Minneapolis, Minnesota
March 21, 1997

IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                      Dec. 31, 1996

                                                                    Segregated Asset Subaccounts                   Combined
                                                   ------------------------------------------------------------    Variable
                                                     NAP      NMM         NHI       NTR          NGO      N04       Account
---------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Series Fund Equity Portfolio -
38,457 shares at net asset value
of  $25.65 per share (cost $556,337) ..........   $986,584   $    --   $     --   $     --   $    --   $    --   $  986,584
IDS Life Series Fund Income Portfolio -
92,872 shares at net asset value
of  $1.00 per share (cost $92,866) ............         --    92,863         --         --        --        --       92,863
IDS Life Series Fund Money Market
Portfolio - 16,744 shares at net asset value
of  $10.17 per share (cost $166,710) ..........         --        --    170,230         --        --        --      170,230
IDS Life Series Fund Managed Portfolio -
8,697 shares at net asset value
of  $17.06 per share (cost $120,113) ..........         --        --         --    148,349        --        --      148,349
IDS Life Series Fund Government Securities
Portfolio - 2,179 shares at net asset value
of  $10.03 per share (cost $22,027) ...........         --        --         --         --    21,850        --       21,850
Smith Barney Inc. Stripped ("Zero Coupon")
U. S. Treasury Securities Fund, Series A 2004
Trust -  66,429 shares at net asset value
of  $0.62 per share (cost $20,061) ............         --        --         --         --        --    41,314       41,314
---------------------------------------------------------------------------------------------------------------------------
                                                   986,584    92,863    170,230    148,349    21,850    41,314    1,461,190
Dividends receivable ..........................         --       390        967         --       107        --        1,464
---------------------------------------------------------------------------------------------------------------------------
Total assets ..................................    986,584    93,253    171,197    148,349    21,957    41,314    1,462,654
---------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York for:
  Mortality and expense risk fee ..............      3,797       186        367        566        44        18        4,978
  Minimum death benefit guarantee risk charge .         --        --         --         --        --        12           12
  Issue and administrative expense charge .....         --        --         --         --        --        12           12
  Distribution expense charge .................         --        --         --         --        --         9            9
  Mortality charge ............................         --        --         --         --        --        15           15
  State premium tax charge ....................         --        --         --         --        --         3            3
  Transaction charge ..........................         --        --         --         --        --         8            8
Payable to mutual fund portfolios
   for investments purchased ..................         --       204        600         --        63        --          867
---------------------------------------------------------------------------------------------------------------------------
Total liabilities .............................      3,797       390        967        566       107        77        5,904
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
   contracts in accumulation period ...........   $982,787   $92,863   $170,230   $147,783   $21,850   $41,237   $1,456,750
---------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding ................    260,415    70,527    123,932     59,059    13,304    17,938
---------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit .........   $   3.77   $  1.32   $   1.38   $   2.50   $  1.64   $  2.25
---------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS Life of New York Account 7
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                   Year ended Dec. 31, 1996

                                                                          Segregated Asset Subaccounts                     Combined
                                              -------------------------------------------------------------------------    Variable
                                                  NAP         NMM           NHI          NTR         NGO        N04         Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual fund portfolios   $ 149,047    $   7,233    $  12,955    $  10,422   $   2,286    $      --   $ 181,943
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee ............       7,238        1,184        1,461        1,042         246          236      11,407
Minimum death benefit guarantee risk charge       3,473          546          720          514         137          157       5,547
Issue and administrative expense charge ...       3,473          546          720          514         137          157       5,547
Distribution expense charge ...............       2,595          408          538          384         102          118       4,145
Mortality charge ..........................       4,332          681          898          641         171          197       6,920
State premium tax charge ..................         878          138          182          130          35           39       1,402
Transaction charge ........................          --           --           --           --          --           98          98
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ............................      21,989        3,503        4,519        3,225         828        1,002      35,066
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ............     127,058        3,730        8,436        7,197       1,458       (1,002)    146,877
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on
sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales .......................      73,792       88,028       44,981           --      64,950        1,007     272,758
Cost of investments sold ..................      38,652       88,031       43,851           --      65,167          296     235,997
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments ...      35,140           (3)       1,130           --        (217)         711      36,761
Net change in unrealized appreciation or
depreciation of investments ...............     (16,941)           2       (7,659)       8,548      (4,056)        (292)    (20,398)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ............      18,199           (1)      (6,529)       8,548      (4,273)         419      16,363
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations ..........   $ 145,257    $   3,729    $   1,907    $  15,745   $  (2,815)   $    (583)  $ 163,240
-----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


IDS Life of New York Account 7
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                   Year ended Dec. 31, 1995

                                                                  Segregated Asset Subaccounts                             Combined
                                       ------------------------------------------------------------------------------      Variable
                                           NAP        NMM          NHI          NTR        NGO        N95*       N04        Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual
fund portfolios ...................   $  18,104   $   9,023    $  18,799    $   6,655   $  2,513   $     --   $     --    $  55,094
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk
charge ............................       4,680       1,030        1,661          841        249        166        224        8,851
Minimum death benefit
guarantee risk charge .............       3,120         687        1,107          561        166        110        150        5,901
Issue and administrative
expense charge ....................       3,120         687        1,107          561        166        110        150        5,901
Distribution expense
charge ............................       2,331         513          827          419        124         83        113        4,410
Mortality charge ..................       3,891         856        1,381          699        207        138        188        7,360
State premium tax charge ..........         789         174          280          142         42         28         38        1,493
Transaction charge ................          --          --           --           --         --         69         94          163
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ....................      17,931       3,947        6,363        3,223        954        704        957       34,079
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net ....         173       5,076       12,436        3,432      1,559       (704)      (957)      21,015
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
of investments in mutual fund
portfolios and in the trusts:
Proceeds from sales ...............      55,575     172,639      274,510       58,977     12,751     40,339        944      615,735
Cost of investments sold ..........      29,800     172,648      276,207       53,762     12,482     22,694        527      568,120
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments .......................      25,775          (9)      (1,697)       5,215        269     17,645        417       47,615
Net change in unrealized
appreciation or depreciation
of investments ....................     202,797           9       35,402       11,563      4,007    (15,804)     9,664      247,638
-----------------------------------------------------------------------------------------------------------------------------------
Net gain on investments ...........     228,572          --       33,705       16,778      4,276      1,841     10,081      295,253
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations .........   $ 228,745   $   5,076    $  46,141    $  20,210   $  5,835   $  1,137   $  9,124    $ 316,268
-----------------------------------------------------------------------------------------------------------------------------------
* For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
  See accompanying notes to financial statements.

IDS Life of New York Account 7
-------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                               Year ended Dec. 31, 1994

                                                                                                                       Combined
                                                              Segregated Asset Subaccounts                             Variable
                                        NAP         NMM        NHI         NTR         NGO        N95        N04        Account
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual
fund portfolios .................   $  77,985    $ 9,414    $ 23,096    $ 21,475    $ 1,970    $    --    $     --    $ 133,940
-------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk
charge ..........................       4,275      1,560       1,944       1,107        175        250         352        9,663
Minimum death benefit
guarantee risk charge ...........       2,850      1,040       1,296         738        117        163         234        6,438
Issue and administrative
expense charge ..................       2,850      1,040       1,296         738        117        170         235        6,446
Distribution expense
charge ..........................       2,129        777         968         551         87        125         176        4,813
Mortality charge ................       3,554      1,297       1,641         920        146        209         293        8,060
State premium tax charge ........         721        263         302         187         30         42          58        1,603
Transaction charge ..............          --         --          --          --         --        104         146          250
-------------------------------------------------------------------------------------------------------------------------------
Total expenses ..................      16,379      5,977       7,447       4,241        672      1,063       1,494       37,273
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net ..      61,606      3,437      15,649      17,234      1,298     (1,063)     (1,494)      96,667
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- Net
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales
of investments in mutual fund
portfolios and in the trusts:
Proceeds from sales .............     143,379         --     129,125      96,801        223     15,692      32,169      417,389
Cost of investments sold ........      93,014         --     129,765      84,062        216      9,558      21,194      337,809
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments .....................      50,365         --        (640)     12,739          7      6,134      10,975       79,580
Net change in unrealized
appreciation or depreciation
of investments ..................    (115,937)       (14)    (35,670)    (31,699)    (3,475)    (5,526)    (18,314)    (210,635)
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ..     (65,572)       (14)    (36,310)    (18,960)    (3,468)       608      (7,339)    (131,055)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting
from operations .................   $  (3,966)   $ 3,423    $(20,661)   $ (1,726)   $(2,170)   $  (455)   $ (8,833)   $ (34,388)
-------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS Life of New York Account 7
----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                       Year ended Dec. 31, 1996

                                                          Segregated Asset Subaccounts                                    Combined
                                       ----------------------------------------------------------------------------       Variable
Operations                                 NAP             NMM           NHI         NTR         NGO         N04           Account
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net .........   $ 127,058    $  3,730    $   8,436    $   7,197   $   1,458    $ (1,002)   $   146,877
Net realized gain (loss) on investments       35,140          (3)       1,130           --        (217)        711         36,761
Net change in unrealized appreciation or
depreciation of investments ............     (16,941)          2       (7,659)       8,548      (4,056)       (292)       (20,398)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations...............     145,257       3,729        1,907       15,745      (2,815)       (583)       163,240
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Net transfers* .........................          --      64,949       (4,516)       2,267     (62,691)         --              9
Transfers for policy loans .............     (45,449)         --       (2,055)          --          --          --        (47,504)
Contract terminations:
Surrender benefits .....................          --     (88,028)     (38,409)          --          --          --       (126,437)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions ....     (45,449)    (23,079)     (44,980)       2,267     (62,691)         --       (173,932)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ........     882,979     112,213      213,303      129,771      87,356      41,820      1,467,442
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ..............   $ 982,787    $ 92,863    $ 170,230    $ 147,783   $  21,850    $ 41,237    $ 1,456,750
----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year .     274,198      87,438      157,173       58,036      52,748      17,938
Net transfers* .........................          --      50,324       (3,572)       1,023     (39,444)         --
Transfers for policy loans .............     (13,783)         --       (1,508)          --          --          --
Contract terminations:
Surrender benefits .....................          --     (67,235)     (28,161)          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year .......     260,415      70,527      123,932       59,059      13,304      17,938
----------------------------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other subaccounts.
See accompanying notes to financial statements.


IDS Life of New York Account 7
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                        Year ended Dec. 31, 1995

                                                              Segregated Asset Subaccounts                                 Combined
                               ----------------------------------------------------------------------------------------    Variable
Operations                         NAP          NMM          NHI          NTR          NGO         N95**         N04        Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)--
 net .......................   $     173    $   5,076    $  12,436    $   3,432    $   1,559    $    (704)   $    (957)   $  21,015
Net realized gain (loss) on
investments ................      25,775           (9)      (1,697)       5,215          269       17,645          417       47,615
Net change in unrealized
appreciation or depreciation
of investments .............     202,797            9       35,402       11,563        4,007      (15,804)       9,664      247,638
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations ..     228,745        5,076       46,141       20,210        5,835        1,137        9,124      316,268
-----------------------------------------------------------------------------------------------------------------------------------

Contract Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net transfers* .............      54,733      (70,719)       4,086      (17,680)      65,719      (36,134)          --            5
Transfers for policy loans .     (23,671)       9,728       21,632         (346)        (192)      (3,417)          --        3,734
Contract terminations:
Surrender benefits .........     (13,600)    (101,920)    (195,631)     (22,494)     (12,559)          --           --     (346,204)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions ......      17,462     (162,911)    (169,913)     (40,520)      52,968      (39,551)          --     (342,465)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning
of year ....................     636,772      270,048      337,075      150,081       28,553       38,414       32,696    1,493,639
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ..   $ 882,979    $ 112,213    $ 213,303    $ 129,771    $  87,356    $      --    $  41,820   $1,467,442
-----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year ..........     267,688      216,641      293,305       78,087       19,887       24,516       17,938
Net transfers* .............      19,680      (55,401)       3,102       (9,314)      40,807      (22,392)          --
Transfers for policy loans .      (8,213)       7,709       18,285         (162)        (120)      (2,124)          --
Contract terminations:
Surrender benefits .........      (4,957)     (81,511)    (157,519)     (10,575)      (7,826)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end
of year ....................     274,198       87,438      157,173       58,036       52,748           --       17,938
-----------------------------------------------------------------------------------------------------------------------------------
  * Includes transfer activity from (to) other subaccounts.
  **For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
  See accompanying notes to financial statements.

IDS Life of New York Account 7
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                        Year ended Dec. 31, 1994

                                                               Segregated Asset Subaccounts                                Combined
                                ---------------------------------------------------------------------------------------    Variable
Operations                         NAP          NMM          NHI          NTR          NGO          N95          N04        Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)
-- net .....................   $  61,606    $   3,437    $  15,649    $  17,234    $   1,298    $  (1,063)   $  (1,494)   $  96,667
Net realized gain (loss) on
investments ................      50,365           --         (640)      12,739            7        6,134       10,975       79,580
Net change in unrealized
appreciation or depreciation
of investments .............    (115,937)         (14)     (35,670)     (31,699)      (3,475)      (5,526)     (18,314)    (210,635)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from
operations .................      (3,966)       3,423      (20,661)      (1,726)      (2,170)        (455)      (8,833)     (34,388)
-----------------------------------------------------------------------------------------------------------------------------------

Contract Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net transfers* .............     (34,339)      63,374       66,508      (63,374)          --           --      (32,169)          --
Transfers for policy loans..     (18,576)          --       (6,218)     (18,221)        (223)          --           --      (43,238)
Contract terminations:
Surrender benefits .........     (76,184)          --      (56,090)     (15,205)          --      (15,692)          --     (163,171)
Death benefits .............          --           --      (47,842)          --           --           --           --      (47,842)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions ......    (129,009)      63,374      (43,642)     (96,800)        (223)     (15,692)     (32,169)    (254,251)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning
of year ....................     769,837      203,251      401,378      248,607       30,946       54,561       73,698    1,782,278
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ..   $ 636,772    $ 270,048    $ 337,075    $ 150,081    $  28,553    $  38,414    $  32,696   $1,493,639
-----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year ..........     325,066      165,172      326,343      127,239       20,040       34,520       35,764
Net transfers* .............     (15,001)      51,469       57,439      (31,384)          --           --      (17,826)
Transfers for policy loans .      (8,912)          --       (5,001)      (9,765)        (153)          --           --
Contract terminations:
Surrender benefits .........     (33,465)          --      (45,199)      (8,003)          --      (10,004)          --
Death benefits .............          --           --      (40,277)          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end
of year ....................     267,688      216,641      293,305       78,087       19,887       24,516       17,938
-----------------------------------------------------------------------------------------------------------------------------------
* Includes transfer activity from (to) other subaccounts.
See accompanying notes to financial statements.

IDS Life of New York Account 7

Notes to Financial Statements

---------------------------------------------------------------
1. Organization

IDS Life of New York Account 7 (the Variable Account) was established on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York) under New York law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on April 15, 1987.

The Variable Account is comprised of six subaccounts. Prior to Nov. 15, 1995, the date of maturity of securities in the 1995 Trust, the Variable Account was comprised of seven subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other subaccount, account or by IDS Life of New York. The assets of the Variable Account shall be available, however, to cover the liabilities of IDS Life of New York to the extent the assets of the Variable Account exceed its liabilities arising under the policies supported by it. Five of the Variable Account subaccounts invest in shares of the corresponding portfolios of the IDS Life Series Fund, Inc. (the mutual fund). The other subaccount invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (the Trust). Policy owners allocate their premium payment to one or more of the six subaccounts. Such funds are then invested in shares of five portfolios of IDS Life Series Fund, Inc. or in units of one Trust of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (the Trust). Organizational expenses for the Variable Account were paid by IDS Life of New York. The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

The mutual fund, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Funds allocated to Subaccount NAP are invested in the shares of the Equity Portfolio; Subaccount NMM invests in the shares of the Money Market Portfolio; Subaccount NHI invests in the shares of the Income Portfolio; Subaccount NTR invests in the shares of the Managed Portfolio; and Subaccount NGO invests in the shares of the Government Securities Portfolio.

The Trust, which commenced operations Aug. 4, 1986, is registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to the 2004 subaccount (N04) invest in units of the 2004 Trust and the 1995 subaccount (N95) funds were invested in units of the 1995 Trust.

Prior to Dec. 28, 1990, the Subaccounts invested in the shares of the Shearson Lehman Series Fund, which was formed on April 18, 1986. It is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on Nov. 3, 1986. Prior to Dec. 28, 1990, funds allocated to Subaccount NAP were invested in the shares of the Appreciation Portfolio; Subaccount NMM invested in the shares of the Money Market Portfolio; Subaccount NHI invested in the shares of the High Income Bond Portfolio; Subaccount NTR invested in the shares of the Total Return Portfolio; and Subaccount NGO invested in the shares of the Government Securities Portfolio.

IDS Life Insurance Company (IDS Life), parent company of IDS Life of New York, acts as investment manager and American Express Financial Corporation acts as the investment advisor of IDS Life Series Fund, Inc. IDS Life serves as distributor for the Variable Account and the underlying mutual fund. Smith Barney Inc. serves as sponsor for the Trust.

---------------------------------------------------------------
2. Summary of Significant Accounting Policies

Investments in Mutual Fund
Investments in shares of the mutual fund portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios are reinvested, net of any expenses payable to IDS Life, in additional shares of the portfolios and recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the respective trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccounts' share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

---------------------------------------------------------------
3. Mortality Charge

IDS Life of New York deducts a mortality charge equal (except as explained below), on an annual basis, to 0.5 percent of the daily net asset value of the Variable Account. Prior to the maturity date of the policy the death benefit will always be higher than the policy value. This deduction will enable IDS Life of New York to pay this additional amount. Although IDS Life of New York does not expect to charge more than the rate mentioned above, its charge for providing life insurance protection could be greater. IDS Life of New York guarantees that its charge will never be greater than an amount based upon the 1958 Commissioners' Standard Ordinary Mortality Table.

---------------------------------------------------------------
4. Mortality and Expense Risk Charge

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.6 percent of the daily net asset value of the Variable Account.

---------------------------------------------------------------
5. Minimum Death Benefit Guarantee Risk Charge

IDS Life of New York deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life of New York for the risk it assumes by providing a guaranteed minimum death benefit. The deduction will be made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

---------------------------------------------------------------
6. Issue and Administrative Expense Charge

IDS Life of New York deducts a charge to compensate it for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners. This charge is deducted daily and is equivalent, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account during the first 10 years of the policy, and to 0.3 percent thereafter. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

---------------------------------------------------------------
7. State Premium Tax Charge

To cover the premium taxes assessed by the state of New York and to compensate IDS Life of New York for the average premium tax expense it incurs when issuing the policy, IDS Life of New York deducts a charge equivalent, on an annual basis, to 0.1 percent of the daily net asset value of the Variable Account during the first 10 policy years, and 0 percent thereafter.

---------------------------------------------------------------
8. Distribution Expense Charge

IDS Life of New York incurs certain sales and other distribution expenses at the time the policies are issued. This charge is equal, on an annual basis, to 0.3 percent of the daily average net asset value of the Variable Account for the first 10 policy years and 0 percent thereafter. IDS Life of New York anticipates that this charge, together with any applicable surrender charge, will cover the expected costs of distributing the policies. In no event will the sum of the surrender charge deducted on surrender and cumulative distribution expense charges previously deducted exceed 9 percent of the single premium paid.

---------------------------------------------------------------
9. Transaction Charge

IDS Life of New York makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life of New York for the transaction charge paid directly by IDS Life of New York to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life of New York pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life of New York. This charge also varies directly with the size of the account value.

---------------------------------------------------------------
10. Surrender Charge

IDS Life of New York will use a surrender charge to help it recover certain selling expenses. The surrender charge will be deducted during the first eight policy years. Further, IDS Life of New York guarantees that the total cumulative distribution expense charges and the surrender charge will never exceed 9 percent of the single premium. Charges by IDS Life of New York for surrenders are not available on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $551,374 in 1996, $464,724 in 1995 and $269,275 in 1994. Such charges are not an expense of the subaccounts or Variable Account. They are deducted from contract surrender benefits paid by IDS Life of New York.

---------------------------------------------------------------
11. Investment Transactions

The subaccounts' purchases of portfolio shares or trust units (net of charges), including reinvestment of dividend distributions, were as follows:

                                                        Year ended Dec.31,
                                                 ------------------------------
Subaccount   Investment                             1996       1995       1994
-------------------------------------------------------------------------------
   NAP       Equity Portfolio.................   $155,918   $ 73,918   $ 75,389
   NMM       Money Market Portfolio...........     68,679     14,805     66,810
   NHI       Income Portfolio.................      8,436    117,032    101,134
   NTR       Managed Portfolio................      9,550     21,771     16,846
   NGO       Government Securities Portfolio..      3,716     67,278      1,299
   N95       1995 Trust.......................         --         --*    (1,099)
   N04       2004 Trust.......................         --         --     (1,586)
-------------------------------------------------------------------------------
                                                 $246,299   $294,804   $258,793
-------------------------------------------------------------------------------
*For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

Condensed Financial Information (unaudited)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period from
                                                                       Year Ended Dec. 31,                         April 15 to
                                             ------------------------------------------------------------------------ Dec. 31,
                                             1996    1995    1994     1993    1992    1991     1990     1989     1988    1987*
------------------------------------------------------------------------------------------------------------------------------
Subaccount NAP (invests in Equity Portfolio)
Accumulation unit value at beginning of
period....................................   $3.22   $2.38   $2.37   $2.14   $2.08   $1.28    $1.31    $1.02    $0.94    $1.00
Accumulation unit value at end of period..   $3.77   $3.22   $2.38   $2.37   $2.14   $2.08    $1.28    $1.31    $1.02    $0.94
Number of accumulation units outstanding
at end of period (000 omitted)............     260     274     268     325     317     307      362      395      386      409
------------------------------------------------------------------------------------------------------------------------------
Subaccount NMM (invests in Money Market Portfolio)
Accumulation unit value at beginning of
period....................................   $1.28   $1.25   $1.23   $1.23   $1.21   $1.18    $1.12    $1.06    $1.02    $1.00
Accumulation unit value at end of period..   $1.32   $1.28   $1.25   $1.23   $1.23   $1.21    $1.18    $1.12    $1.06    $1.02
Number of accumulation units outstanding
at end of period (000 omitted)............      71      87     217     165     165     247      219      243      228      198
------------------------------------------------------------------------------------------------------------------------------
Subaccount NHI (invests in Income Portfolio)
Accumulation unit value at beginning of
period....................................   $1.36   $1.15   $1.23   $1.10   $1.02   $0.90    $1.12    $1.16    $1.05    $1.00
Accumulation unit value at end of period..   $1.38   $1.36   $1.15   $1.23   $1.10   $1.02    $0.90    $1.12    $1.16    $1.05
Number of accumulation units outstanding
at end of period (000 omitted)............     124     157     293     326     358     358      148      610      742      397
------------------------------------------------------------------------------------------------------------------------------
Subaccount NTR (invests in Managed Portfolio)
Accumulation unit value at beginning of
period....................................   $2.24   $1.92   $1.95   $1.67   $1.55   $1.20    $1.21    $1.06    $0.92    $1.00
Accumulation unit value at end of period..   $2.50   $2.24   $1.92   $1.95   $1.67   $1.55    $1.20    $1.21    $1.06    $0.92
Number of accumulation units outstanding
at end of period (000 omitted)............      59      58      78     127     144     109       94      145      101       91
------------------------------------------------------------------------------------------------------------------------------
Subaccount NGO (invests in Government
Securities Portfolio)
Accumulation unit value at beginning of
period....................................   $1.66   $1.44   $1.54   $1.41   $1.35   $1.19    $1.13    $1.05    $1.02    $1.00
Accumulation unit value at end of period..   $1.64   $1.66   $1.44   $1.54   $1.41   $1.35    $1.19    $1.13    $1.05    $1.02
Number of accumulation units outstanding
at end of period (000 omitted)............      13      53      20      20      28      65       50       10       20       19
------------------------------------------------------------------------------------------------------------------------------
Subaccount N95 (invests in 1995 Trust)**
Accumulation unit value at beginning of
period....................................   $  --   $1.57   $1.58   $1.52   $1.45   $1.28    $1.19    $1.05    $1.00    $1.00
Accumulation unit value at end of period..   $  --   $  --   $1.57   $1.58   $1.52   $1.45    $1.28    $1.19    $1.05    $1.00
Number of accumulation units outstanding
at end of period (000 omitted)............      --      --      25      35     59       69       50       55       59       33
------------------------------------------------------------------------------------------------------------------------------
Subaccount N04 (invests in 2004 Trust)***
Accumulation unit value at beginning of
period....................................   $2.33   $1.82   $2.06   $1.74   $1.63   $1.38    $1.36    $1.13    $1.00       --
Accumulation unit value at end of period..   $2.25   $2.33   $1.82   $2.06   $1.74   $1.63    $1.38    $1.36    $1.13       --
Number of accumulation units outstanding
at end of period (000 omitted)...........       18      18      18      36      36      36       12       12       12       --
------------------------------------------------------------------------------------------------------------------------------
*Operations commenced on April 15, 1987.
**The 1995 Trust matured on Nov. 15, 1995.
***Subaccount N04 commenced operations on July 19, 1988.

IDS Life of New York Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS

                                                       Dec. 31,       Dec. 31,
ASSETS                                                   1996           1995
------                                                -----------      ------
                                                              (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $604,635; 1995, $683,147)                       $ 585,812       $ 642,580
Available for sale, at fair value (Fair value:
1996, $590,608; 1995, $577,068)                         601,623         601,298
Mortgage loans on real estate                           160,017         158,730
          Policy loans                                   20,077          18,035
Other investments                                         1,374           1,915
                                                    -----------          ------

Total investments                                     1,368,903       1,422,558

Accrued investment income                                21,068          22,572
Deferred policy acquisition costs                       119,183         109,800
Other assets                                              3,950           2,108
Separate account assets                                 950,018         724,212
                                                       --------       ---------

Total assets                                         $2,463,122      $2,281,250
                                                       ========        ========

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                           BALANCE SHEETS (continued)


                                                       Dec. 31,       Dec. 31,
LIABILITIES AND STOCKHOLDER'S EQUITY                     1996           1995
------------------------------------                  ----------     ---------
                                                             (thousands)

Liabilities:
Future policy benefits:
Fixed annuities                                      $1,054,954     $1,109,167
Universal life-type insurance                           142,278        136,475
Traditional life, disability income
and long-term care insurance                             45,338         42,477

Policy claims and other policyholders' funds              3,155          3,644
Deferred income taxes                                     9,046         15,663
Amounts due to brokers                                    3,007         10,000
Other liabilities                                        25,463         21,029
Separate account liabilities                            950,018        724,212
                                                      ---------      ---------

Total liabilities                                     2,233,259      2,062,667

Stockholder's equity:
Capital stock, $10 par value per share;
200,000 shares authorized, issued and outstanding         2,000          2,000
Additional paid-in capital                               49,000         49,000
Net unrealized gain on investments                        6,943         15,341
Retained earnings                                       171,920        152,242
                                                      ---------    -----------

Total stockholder's equity                              229,863        218,583
                                                       --------    -----------

Total liabilities and stockholder's equity           $2,463,122     $2,281,250
                                                       ========       ========

Commitments and contingencies (Note 7)

See accompanying notes.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME


                                                      Years ended Dec.31,
                                                 1996         1995         1994
                                               ---------     -------    -------
                                                           (thousands)
Revenues:
Traditional life, disability income
and long-term care insurance
premiums                                       $ 10,931    $  9,280     $ 7,846
Policyholder and contractholder charges          15,832      13,216      11,607
Mortality and expense risk fees                   8,574       6,213       4,562
Net investment income                           109,468     110,924     108,143
Net realized gain (loss) on investments          (1,424)      1,548         957
                                                 ------      ------     -------

Total revenues                                  143,381     141,181     133,115
                                               --------    --------     -------

Benefits and expenses:
Death and other benefits:
Traditional life, disability income
and long-term care insurance                      4,182       3,354       6,016
Universal life-type insurance
and investment contracts                          4,409       4,548       3,773

Increase in liabilities for future
policy benefits for traditional life,
disability income and
long-term care insurance                          2,324       1,958         506
Interest credited on universal life-type
insurance and investment contracts               65,099      68,630      65,018
Amortization of deferred policy
acquisition costs                                16,071      13,085      12,994
Other insurance and operating expenses            8,972       7,474       8,359
                                               --------     -------      ------

Total benefits and expenses                     101,057      99,049      96,666
                                                -------     -------     -------

Income before income taxes                       42,324      42,132      36,449

Income taxes                                     14,640      14,745      12,794
                                                -------     -------     -------

Net income                                     $ 27,684    $ 27,387    $ 23,655
                                                 ======      ======      ======


See accompanying notes.


                                      IDS LIFE INSURANCE COMPANY OF NEW YORK
                                             STATEMENTS OF CASH FLOWS

                                                                                       Years ended Dec. 31,
                                                                             1996               1995               1994
                                                                          ---------          ---------           ------
                                                                                            (thousands)

Cash flows from operating activities:
Net income                                                                 $27,684            $27,387            $23,655
Adjustments to reconcile net income to net
cash provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                                         (2,473)            (2,093)            (1,365)
Policy loan repayment, excluding universal
life-type insurance                                                          1,571                881                849
Change in accrued investment income                                          1,504             (1,055)              (175)
Change in deferred policy acquisition
costs, net                                                                  (9,087)           (11,017)           (11,522)
Change in liabilities for future policy
benefits for traditional life, disability income
and long-term care insurance                                                 2,861              1,931                501
Change in policy claims and other
policyholders' funds                                                          (489)               427                870
Change in deferred income taxes                                             (2,095)            (1,301)            (4,321)
Change in other liabilities                                                  4,434              2,429             (1,711)
(Accretion of discount)
amortization of premium, net                                                  (652)              (480)             2,464
Net realized (gain) loss on investments                                      1,424             (1,548)              (957)
Policyholder and contractholder
charges, non-cash                                                           (7,831)            (6,962)            (6,000)
Other, net                                                                  (1,781)              (508)               689
                                                                          ---------              -----            ------

Net cash provided by operating
activities                                                                 $15,070            $ 8,091             $2,977
                                                                           -------            -------             ------





                                      IDS LIFE INSURANCE COMPANY OF NEW YORK
                                       STATEMENTS OF CASH FLOWS (continued)

                                                                                        Years ended Dec. 31,
                                                                             1996               1995               1994
                                                                            -------            -------            -----
                                                                                             (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                                             $         --          $ (37,540)         $ (36,560)
Maturities, sinking fund payments and calls                                 39,082             34,216             78,757
Sales                                                                       14,465             28,905              2,649
Fixed maturities available for sale:
Purchases                                                                  (97,370)          (133,503)          (117,965)
Maturities, sinking fund payments and calls                                 71,939             44,234             70,316
Sales                                                                       15,669              8,839             14,533
Other investments, excluding policy loans:
Purchases                                                                  (14,802)            (1,939)           (47,353)
Sales                                                                       12,659              5,993              2,975
Change in amounts due to brokers                                            (6,993)            10,000             (4,952)
                                                                            -------           -------            -------

Net cash provided by (used in)
investing activities                                                        34,649            (40,795)           (37,600)
                                                                         ---------           --------          ---------

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                                    131,011            159,431            188,469
Surrenders and death benefits                                             (236,689)          (190,695)          (212,171)
Interest credited to account balances                                       65,099             68,630             65,018
Universal life-type insurance policy loans:
Issuance                                                                    (4,490)            (4,870)            (3,907)
Repayment                                                                    3,350              2,946              2,476
Cash dividend to parent                                                     (8,000)            (8,000)                --
                                                                            ------             -------               ---

Net cash (used in) provided by financing
activities                                                                 (49,719)            27,442             39,885
                                                                          --------            -------            -------


Net (decrease) increase in cash and cash
equivalents                                                                     --             (5,262)             5,262

Cash and cash equivalents at
beginning of year                                                               --              5,262                 --
                                                                          --------             ------            -------

Cash and cash equivalents at
end of year                                                             $       --        $        --         $    5,262
                                                                         =========            =======            =======

See accompanying notes.


                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                  ($ thousands)

1.       Summary of significant accounting policies

         Nature of business

         IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

         Basis of presentation

         The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Investments

         Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

         Realized investment gain or loss is determined on an identified cost basis.

         Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

         Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

         Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

         The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

         The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as a reduction of investment income when realized. The amortized cost of interest rate caps is included in other investments.

         Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

         When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

         Statements of cash flows

         The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

         Supplementary information to the statements of cash flows is summarized as follows:

                                           1996            1995           1994
                                         --------        --------       ------
         Cash paid during the year for:
           Income taxes                  $15,247         $15,026        $17,386
           Interest on borrowings            777             742            147

         Recognition of profits on annuity contracts and insurance policies

         Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

         The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

         Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

         Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

         Deferred policy acquisition costs

         The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

         Liabilities for future policy benefits

         Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

         Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to
         9.5 percent, depending on year of issue.

         Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

         Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

         Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

         Reinsurance

         The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis.

         Federal income taxes

         The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

         Included in other liabilities at Dec. 31, 1996 and 1995 are $5,161 and $3,971, respectively, payable to IDS Life for federal income taxes.

         Separate account business

         The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

         The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

         Accounting changes

         The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition.

         Reclassification

         Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2.       Investments

         Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

         Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                   1996          1995            1994
                                  ------        ------          -----

         Fixed maturities        $  (572)       $1,997           $948
         Mortgage loans             (855)         (487)             -
         Other investments             3            38              9
                              ----------         -----             --
                                 $(1,424)       $1,548           $957
                                 ========       ======           ====

         Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                             1996         1995            1994
                                          ----------    ---------       --------
         Fixed maturities:
           Held to maturity                $(21,744)     $73,970       $(84,244)
           Available for sale               (13,215)      43,726        (38,226)

         The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:


                                                                          Gross           Gross
                                                     Amortized         Unrealized      Unrealized        Fair
         Held to maturity                              Cost               Gains           Losses         Value
         U.S. Government agency obligations         $    4,498         $     144       $      --     $    4,642
         Corporate bonds and obligations               523,807            23,060           2,964        543,903
         Mortgage-backed securities                     57,507               409           1,826         56,090
                                                     ---------         ---------          ------      ---------
                                                      $585,812           $23,613          $4,790       $604,635
                                                      ========           =======          ======       ========

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized        Fair
         Available for sale                             Cost              Gains           Losses         Value

         State and municipal obligations           $       105        $       10        $     --    $       115
         Corporate bonds and obligations               260,966             8,857           1,181        268,642
         Mortgage-backed securities                    329,537             5,788           2,459        332,866
                                                      --------          --------          ------       --------
                                                      $590,608           $14,655          $3,640       $601,623
                                                      ========           =======          ======       ========

         The change in net unrealized loss on available for sale securities included as a separate component of stockholder's equity was $8,398 in 1996.

         The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized      Fair
         Held to maturity                                Cost             Gains           Losses         Value
         U.S. Government agency obligations          $   5,003         $     199        $     --     $    5,202
         State and municipal obligations                   150                --               2            148
         Corporate bonds and obligations               578,253            41,939           2,027        618,165
         Mortgage-backed securities                     59,174               846             388         59,632
                                                     ---------         ---------         -------      ---------
                                                      $642,580           $42,984          $2,417       $683,147
                                                      ========           =======          ======       ========

                                                                          Gross           Gross
                                                      Amortized        Unrealized      Unrealized      Fair
         Available for sale                              Cost             Gains           Losses         Value

         State and municipal obligations            $      105         $      10        $     --     $      115
         Corporate bonds and obligations               248,973            17,470             497        265,946
         Mortgage-backed securities                    327,990             9,157           1,910        335,237
                                                      --------          --------          ------       --------
         Total fixed maturities                        577,068            26,637           2,407        601,298
         Equity securities                                  10                --              --             10
                                                   -----------           -------       ---------    -----------
                                                      $577,078           $26,637          $2,407       $601,308
                                                      ========           =======          ======       ========

         The change in net unrealized gain on available for sale securities included as a separate component of stockholder's equity was $27,710 in 1995.

         The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Amortized             Fair
         Held to maturity                     Cost              Value

         Due in one year or less           $ 11,777           $ 11,912
         Due from one to five years         125,637            132,169
         Due from five to ten years         321,472            333,245
         Due in more than ten years          69,419             71,219
         Mortgage-backed securities          57,507             56,090
                                          ---------          ---------
                                           $585,812           $604,635
                                           ========           ========

                                          Amortized              Fair
         Available for sale                   Cost              Value

         Due in one year or less           $ 39,155           $ 39,695
         Due from one to five years          55,313             58,288
         Due from five to ten years         127,642            130,246
         Due in more than ten years          38,961             40,528
         Mortgage-backed securities         329,537            332,866
                                           --------           --------
                                           $590,608           $601,623
                                           ========           ========

         During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $14,507, $27,971 and $2,735, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

         As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $15,607 and net unrealized gains of $144 from held to maturity to available for sale in December 1995.

         In addition, fixed maturities available for sale were sold during 1996 with proceeds of $15,669 and gross realized gains and losses of $28 and $1,541, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $8,839 and gross realized gains and losses of $nil and $74, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $14,533 and gross realized gains and losses of $181 and $308, respectively.

         At Dec. 31, 1996, bonds carried at $261 were on deposit with the state of New York as required by law.

         Net investment income for the years ended Dec. 31 is summarized as follows:

                                               1996        1995          1994
                                            ----------  ---------      -------
         Interest on fixed maturities        $ 95,574    $ 97,092     $ 93,800
         Interest on mortgage loans            14,171      13,888       13,226
         Other investment income                1,293       1,291        1,219
         Interest on cash equivalents              67         186          363
                                          -----------        ----       ------
                                              111,105     112,457      108,608
         Less investment expenses               1,637       1,533          465
                                           ----------      ------      -------
                                             $109,468    $110,924     $108,143
                                             ========    ========     ========

         At Dec. 31, 1996, investments in fixed maturities comprised 87 percent of the Company's total invested assets. Securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $130 million which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

                Rating                       1996                1995
         ----------------------             -------            --------
         Aaa/AAA                         $  396,097           $ 391,321
         Aa/AA                               13,996              17,572
         Aa/A                                10,197               9,950
         A/A                                196,542             209,483
         A/BBB                               62,488              61,912
         Baa/BBB                            336,706             357,445
         Baa/BB                              51,639              46,029
         Below investment grade             108,755             125,936
                                        -----------            --------
                                         $1,176,420          $1,219,648
                                         ==========          ==========

         At Dec. 31, 1996, 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

         At Dec. 31, 1996, approximately 11.6 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region and by type of real estate are as follows:

                                          Dec. 31, 1996               Dec. 31, 1995
                                   ------------------------   ----------------------------
                                   On Balance   Commitments   On Balance       Commitments
            Region                     Sheet    to Purchase      Sheet         to Purchase
         --------------               ------    -----------   ---------        -----------
         West North Central         $ 23,191        $1,342     $ 23,705      $      --
         East North Central           33,430         1,708       34,207             --
         South Atlantic               35,501            --       38,802          2,033
         Middle Atlantic              22,889            --       23,502             --
         Pacific                      12,986            --       13,150             --
         Mountain                     15,425            --       14,937          5,084
         New England                   8,805            --        8,982             --
         East South Central            8,825            --        1,613          7,407
         West South Central              265            --          277             --
                                   ---------    ----------         ----        -------
                                     161,317         3,050      159,175         14,524
         Less allowance for losses     1,300            --          445             --
                                      ------           ---         ----        -------
                                    $160,017        $3,050     $158,730        $14,524
                                    ========        ======     ========        =======

                                         Dec. 31, 1996             Dec. 31, 1995
                                     ---------------------   --------------------------
                                    On Balance   Commitments   On Balance      Commitments
              Property type           Sheet     to Purchase       Sheet        to Purchase
         -------------------------  --------    -----------      -------       -----------
         Apartments                 $ 70,292       $ 1,708    $  64,136         $7,988
         Department/retail stores     48,476         1,342       55,308             --
         Office buildings             18,684            --       12,367          6,536
         Industrial buildings         11,956            --       13,255             --
         Nursing/retirement            6,477            --        6,565             --
         Medical buildings             5,167            --        5,255             --
         Other                            --            --        2,012             --
         Hotels/motels                   265            --          277             --
                                      ------          ----          ---        -------
                                     161,317         3,050      159,175         14,524
         Less allowance for losses     1,300            --          445             --
                                       -----         -----         ----        -------
                                    $160,017       $ 3,050     $158,730        $14,524
                                    ========       =======     ========        =======

         Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

         At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $1,327 and $2,052 with a reserve of $1,300 and $445, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $1,628 and $3,003, respectively.

         The Company recognized $152 and $204 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

         The following table presents changes in the reserve for investment losses related to all loans:

                                                1996               1995
                                               ------             -----
         Balance, Jan. 1                      $   445              $445
         Provision for investment losses          855                --
                                               ------              ----
         Balance, Dec. 31                      $1,300              $445
                                               ======              ====

3.       Income taxes

         The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

         Income tax expense consists of the following:

                                       1996            1995           1994
                                      ------          ------         ------
         Federal income taxes:
         Current                     $15,735         $15,146        $16,419
         Deferred                     (2,095)         (1,301)        (4,320)
                                     -------          ------        -------
                                      13,640          13,845         12,099
         State income taxes-current    1,000             900            695
                                       -----          ------          -----
         Income tax expense          $14,640         $14,745        $12,794
                                     =======         =======        =======

         Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                     1996                    1995                       1994
                                            --------------------    ---------------------      --------------------
                                            Provision       Rate    Provision        Rate      Provision       Rate
         Federal income taxes based
         on the statutory rate             $14,813       35.0%     $14,746        35.0%       $12,757      35.0%
         Increases (decreases) are
           attributable to:
             Tax-excluded interest
               and dividend income              (458)      (1.1)        (464)       (1.1)          (554)     (1.5)
             Other, net                         (716)      (1.7)        (437)       (1.0)          (104)     (0.3)
                                                ----       ----         ----        ----          -----      ----
         Federal income taxes                $13,639       32.2%     $13,845        32.9%       $12,099      33.2%
                                             =======       ====      =======        ====        =======      ====

         A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

         Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:
                                                      1996                1995
                                                    --------             ------
         Deferred tax assets:
         Policy reserves                            $28,809             $26,237
         Other                                        4,018               2,791
                                                    -------               -----
              Total deferred tax assets              32,827              29,028
                                                     ------              ------


         Deferred tax liabilities:
         Deferred policy acquisition costs           35,302              33,001
         Investments                                  6,571              11,690
                                                     ------              ------
              Total deferred tax
                liabilities                          41,873              44,691
                                                     ------             -------
              Net deferred tax liabilities          $(9,046)           $(15,663)
                                                    =======            ========

         The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.       Stockholder's equity

         Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. Statutory unassigned surplus aggregated $94,007 as of Dec. 31, 1996 and $85,964 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions).

         Dividends paid to parent were $8,000 in 1996, $8,000 in 1995 and $nil in 1994.

5.       Retirement plan and services

         Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $34, $33 and $33 in 1996, 1995 and 1994, respectively.

         The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1996, 1995 and 1994, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,474, $1,392 and $1,372, respectively. Such costs are included in deferred policy acquisition costs.

         The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $248, $231 and $251, respectively.

         The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.       Incentive plan and operating expenses

         The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1996, 1995 and 1994 were $1,424, $1,720 and $1,287, respectively.
         Such costs are included in deferred policy acquisition costs.

         Charges by IDS Life and American Express Financial Corporation for the use of joint facilities, marketing services and other services aggregated $12,389, $12,122 and $9,314 for 1996, 1995 and 1994,
         respectively. Certain of the costs assessed to the Company are included in deferred policy acquisition costs.

7.       Commitments and contingencies

         At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $4,053,561 and $3,502,851, respectively, of which $203,963 and $163,462 were reinsured at the respective year ends.

         In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $98, $85 and $76 for the years ended Dec. 31, 1996, 1995 and 1994, respectively. Claim recoveries under the terms of this reinsurance agreement were $861, $1,426 and $nil in 1996, 1995 and 1994, respectively.

         Premiums ceded to reinsurers other than IDS Life amounted to $747, $667 and $735 for the years ended Dec. 31, 1996, 1995 and 1994, respectively. Reinsurance recovered from reinsurers other than IDS Life amounted to $66, $576 and ($107) for the years ended Dec. 31, 1996, 1995 and 1994.

         Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

         The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $345,943 and $392,106 at Dec. 31, 1996 and 1995,
         respectively. The accompanying statement of income includes premiums of $nil for the years ended Dec. 31, 1996, 1995 and 1994, and decrease in liabilities for future policy benefits of $2,010, 2,039 and $2,538 related to this agreement for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

8.       Lines of credit

         The Company has available lines of credit with two banks and American Express Financial Corporation (AEFC) aggregating $55,000 of which $25,000 is with AEFC. The lines of credit are at 40 to 80 basis points over each lender's cost of funds. The $10,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $20,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Outstanding borrowings under these agreements were $nil at Dec. 31, 1996 and 1995.

9.       Derivative financial instruments

         The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

         Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

         Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

         Credit   exposure   related  to  interest  rate  caps  is  measured  by
         replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

         The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

         The Company's holdings of derivative financial instruments are as follows:

                               Notional   Carrying   Fair     Total Credit
         Dec. 31, 1996           Amount    Value     Value       Exposure
         -------------           ------   -------    -----      ---------
         Assets:
         Interest rate caps    $250,000    $1,374     $832        $832
                               ========    ======     ====        ====


         Dec. 31, 1995
         Assets:
         Interest rate caps    $300,000    $1,905     $745        $745
                               ========    ======     ====        ====

         The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire on various dates from 1997 to 2000.

         Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

10.      Fair values of financial instruments

         The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.


                                                               1996                             1995
                                                              -------                         ------
                                                        Carrying        Fair           Carrying        Fair
         Financial Assets                                 Value         Value              Value        Value
         Investments:
         Fixed maturities (Note 2):
         Held to maturity                              $ 585,812     $ 604,635           $ 642,580   $ 683,147
         Available for sale                              601,623       601,623             601,298     601,298
         Mortgage loans on real estate (Note 2)          160,017       164,444             158,730     168,194
         Other:
         Equity securities (Note 2)                           --            --                  10          10
         Derivative financial instruments (Note 9)         1,374           832               1,905         745
         Separate accounts assets (Note 1)               950,019       950,019             724,212     724,212

         Financial Liabilities
         Future policy benefits for
           fixed annuities                               979,030       946,359           1,038,431   1,005,004
         Separate account liabilities                    880,160       838,492             678,263     645,389

         At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $72,252 and $67,843, respectively, and policy loans of $3,672 and $2,893, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

         At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $69,859 and $45,949, respectively.

11.      Statutory insurance accounting practices

         Reconciliations of net income for 1996, 1995 and 1994 and stockholder's equity at Dec. 31, 1996 and 1995, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:
                                                    1996       1995       1994
                                                 --------   --------   -------
         Net income, per accompanying
            financial statements                  $27,684    $27,387    $23,655
         Deferred policy acquisition costs         (9,087)   (11,017)   (11,522)
         Adjustments of future policy
            benefit liabilities                    (9,683)   (10,655)    13,741
         Deferred federal income taxes             (2,095)    (1,301)    (4,321)
         Provision for losses on investments          877         --     (1,652)
         IMR gain/loss transfer and amortization    1,010       (331)       (54)
         Adjustment to separate account reserves    8,863     20,769        142
         Other, net                                   116        948        144
                                                  -------   --------   --------
         Net income, on basis of
         statutory accounting practices           $17,685    $25,800    $20,133
                                                  =======    =======    =======

                                                             1996         1995
                                                           --------     -------
         Stockholder's equity, per accompanying
           financial statements                            $229,863    $218,583
         Deferred policy acquisition costs                 (119,183)   (109,800)
         Adjustments of future policy benefit liabilities    13,458      23,172
         Deferred federal income taxes                        9,046      15,663
         Securities valuation reserve                       (19,446)    (18,029)
         Adjustments of separate account liabilities         43,189      34,326
         Net unrealized loss on investments                 (11,016)    (24,231)
         Premiums due, deferred and advance                   1,149         925
         Deferred revenue liability                           1,342         794
         Allowance for losses                                 1,349         445
         Non-admitted assets                                   (634)       (578)
         Interest maintenance reserve                        (1,432)     (2,442)
         Other, net                                            (281)        347
                                                           --------      ------
         Stockholder's equity, on basis of statutory
           accounting practices                            $147,404    $139,175
                                                           ========    ========

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1996 and 1995, and the related statements of income and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

PAGE 3
                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

        To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or Officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgements, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorneys' fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATION PURSUANT TO SECTION 205 OF THE NATIONAL SECURITIES
                         MARKETS IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

           CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION
                             STATEMENT NO. 33-10334

This  Post-Effective   Amendment  No.  3  comprises  the  following  papers  and
documents:

               The facing sheet.

               The  prospectus   consisting  of  34  pages  is  incorporated  by
               reference to Registrant's Post-Effective Amendment No. 1 filed on or about April 25, 1988.

               The undertakings to file reports.

               The signatures.

               The following exhibits:

1.      A.     Copies of all exhibits required by paragraph A of
               instructions for Exhibits in Form N-8B-2.

               (1)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

               (2)    - Not applicable.

               (3)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

               (4)    - Not applicable.

               (5)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

               (6)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

               (7)    - Not applicable.

               (8)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

               (9)    - None.

              (10)    - Incorporated by reference to Registrant's original
                        Form N-8B-2.* (File No. 33-10334).

              (11)    - Memorandum on Transfer and Redemption Procedures,
                        and Method of Computing Adjustments on  Conversion.*

        B.     (1)    Not applicable.

               (2)    Not applicable.

        C.     Not applicable.

PAGE 5
2. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 Notice.

3. Financial Statement Schedules are filed electronically herewith.

        Schedule I     - Summary of Investments other than Investments
                         in Related Parties
        Schedule  III  - Supplementary  Insurance  Information
        Schedule  IV   - Reinsurance
        Schedule V     - Valuation and  Qualifying  Accounts
        Report of Independent Auditors dated February 7, 1997.

        All other schedules to the financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and, therefore, have been omitted.

4.      Not applicable.

5.      Financial Data Schedules are filed electronically herewith.

        (a) Financial Data Schedule - IDS Life of New York Account 7

        (b) Financial Data Schedule - IDS Life Insurance Company of
                                      New York

6.      Opinion of Timothy V. Bechtold, F.S.A., M.A.A.A.*

7.      (a) Written consent of William A. Stoltzmann.*

        (b) Written consent of Timothy V. Bechtold.*

        (c) Consent of Independent Auditors, filed electronically herewith.

        (d) Power of Attorney to sign amendments to this Registration Statement, dated March 26, 1997, filed electronically herewith.

* Filed as an exhibit to the original Registration Statement (File No. 33-10334) and/or Pre-Effective Amendments No. 1 or No. 2 thereto.

PAGE 6
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 30th day of April, 1997.


                         IDS Life of New York Account 7
                                  (Registrant)

                    By IDS Life Insurance Company of New York
                                    (Sponsor)

                     By /s/ Richard W. Kling*
                            Richard W. Kling, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of April, 1997.

Signature                          Title

/s/ Richard W. Kling*              Director, Chairman of the
    Richard W. Kling               Board and President

/s/ John C. Boeder*                Director
    John C. Boeder

/s/ Roger C. Corea*                Director
    Roger C. Corea

/s/ Charles A. Cuccinello*         Director
    Charles A. Cuccinello

/s/ Darlene S. Farron*             Treasurer
    Darlene S. Farron

/s/ Robert A. Hatton*              Director, Vice President and
    Robert A. Hatton               Chief Operating Officer

/s/ Edward Landes*                 Director
    Edward Landes

/s/ Thomas V. Nicolosi*            Director
    Thomas V. Nicolosi

PAGE 7
Signature                          Title

/s/ Stephen P. Norman*             Director
    Stephen P. Norman

/s/ Carl N. Platou*                Director
    Carl N. Platou

/s/ Gordon H. Ritz*                Director
    Gordon H. Ritz

/s/ Richard M. Starr*              Director
    Richard M. Starr

/s/ Michael R. Woodward*           Director
    Michael R. Woodward


*Signed   pursuant  to  Power  of  Attorney,   dated  March  26,   1997,   filed
electronically herewith as Exhibit 7(d).



By:______________________________
   Mary Ellyn Minenko